                                      AMERICAN FOUNDATION LIFE INSURANCE COMPANY
ANNUITY APPLICATION                P.O. BOX 10648 BIRMINGHAM, ALABAMA 35202-0648


----------------------------------------------------------------------------------------------------------------------------------
  1.  OWNER   NAME, STREET, CITY, STATE, ZIP CODE
                                                                           / / Male    Birthdate (MO./DAY/YR.)    /        /

                                                                           / / Female  Tax ID/Social Security No. -        -

----------------------------------------------------------------------------------------------------------------------------------
  2.  JOINT OWNER  (IF ANY)  NAME, STREET, CITY, STATE, ZIP CODE
                                                                           / / Male    Birthdate (MO./DAY/YR.)    /        /

                                                                           / / Female  Tax ID/Social Security No. -        -

----------------------------------------------------------------------------------------------------------------------------------
  3.  ANNUITANT (IF OTHER THAN OWNER) NAME, STREET, CITY, STATE, ZIP CODE
                                                                           / / Male    Birthdate (MO./DAY/YR.)    /        /

                                                                           / / Female  Tax ID/Social Security No. -        -

----------------------------------------------------------------------------------------------------------------------------------
4.  PRIMARY BENEFICIARY NAME, ADDRESS, RELATIONSHIP, SS# & PERCENTAGE


    CONTINGENT BENEFICIARY  (IF ANY)


----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.  TOTAL PURCHASE PAYMENT:  $ ____________
6. PURCHASE PAYMENT ALLOCATION: Select the allocation for your purchase payments. You may change your allocation for future purchase payments. (Maximum of 10 fund selections, please.)

                           TOTAL ALLOCATION MUST EQUAL 100%
                                            ----

GOLDMAN SACHS/PIC                                MFS
         ___% Growth  & Income                   ___% Emerging Growth
         ___% International Equity               ___% Research
         ___% Global Income                      ___% Growth with Income
         ___% CORE U.S. Equity                   ___% Total Return
         ___% Small Cap Equity
         ___% Money Market                       OPPENHEIMER
         ___% Capital Growth                     ___% Capital Appreciation
                                                 ___% Growth
CALVERT                                          ___% Growth & Income
         ___% Small Cap Growth                   ___% Strategic Bond
         ___% Balanced

MODEL PORTFOLIOS
         ___% Growth Portfolio (COUNTS AS 6 FUND SELECTIONS)
         ___% Balanced Portfolio (COUNTS AS 6 FUND SELECTIONS)
         ___% Aggressive Growth Portfolio (COUNTS AS 4 FUND SELECTIONS)

AMERICAN FOUNDATION LIFE GUARANTEED ACCOUNTS
         ___% Fixed Account      Rate Lock:   / / Yes      / / No
         ___% DCA Fixed Account  Rate Lock:   / / Yes      / / No
         (FOR DOLLAR COST AVERAGING ONLY)

--------------------------------------------------------------------------------
7.  PLAN TYPE - CHECK ALL THAT APPLY
    / /  Non-Qualified     / /  1035 Exchange
    / /  CD Transfer       / /  IRA Rollover
    / /  IRA Transfer      / /  IRA Direct Rollover
    / /  IRA               / /  TSA Direct Rollover
    / /   Other _____________________________
    If IRA deposit includes deductible contributions, please complete:
    $_______Amount__________________Previous Tax Year
    $_______Amount__________________Current Tax Year

--------------------------------------------------------------------------------
8. DOLLAR COST AVERAGING
Transfer the amount indicated below   (MINIMUM $100)

/ / Monthly    / / Quarterly  ______ Months (MINIMUM 12 MONTHS)

Day of Month ________________ (1ST - 28TH , PLEASE)

FROM SOURCE FUND: _______________  Amt $_______

To Destination Fund           Amt      To Destination Fund            Amt

________________________     $____     __________________            $____

________________________     $____     __________________            $____

________________________     $____     __________________            $____

________________________     $____     __________________            $____

________________________     $____     __________________            $____

--------------------------------------------------------------------------------
9.  OTHER ANNUITIES: Have you purchased other American Foundation Life Insurance
Company Annuities this calendar year?         / /  Yes       / /  No
--------------------------------------------------------------------------------
10. REPLACEMENT:  Will this annuity change or replace any existing life
insurance or annuity?                         / /  Yes       / /  No
If yes, indicate company name and policy number in Special Remarks section on reverse side.
--------------------------------------------------------------------------------
AF-2013NY                                                                   7/97

--------------------------------------------------------------------------------
12. SYSTEMATIC WITHDRAWAL
Please withdraw the amounts indicated below to commence on: (MO./YR.)_______ (A MINIMUM PURCHASE PAYMENT OF $12,000 IS REQUIRED TO START THE PROGRAM.)

$__________ from the _____________ Fund   $__________ from the ____________ Fund
$__________ from the _____________ Fund   $__________ from the ____________ Fund

/ /   Monthly                / /   Withhold
/ /   Quarterly              / /   Do not withhold Federal Income Taxes
(MINIMUM $100)               AMERICAN FOUNDATION LIFE IS REQUIRED TO WITHHOLD
                             FEDERAL INCOME TAXES UNLESS YOU ELECT OTHERWISE.

/ / I wish to utilize DIRECT DEPOSIT (PLEASE ATTACH A VOIDED CHECK WITH
    COMPLETE BANK NAME AND ADDRESS)

/ / Make check payable to: __________________________(IF DIFFERENT FROM OWNER)

/ / Mail check to: (IF DIFFERENT FROM OWNER'S ADDRESS)  STREET_________________

________________________CITY_______________________STATE ZIP____________________

--------------------------------------------------------------------------------
13. AUTOMATIC PURCHASE
/ / I authorize the Company to collect the amount indicated by initiating automatic deductions from my account.
    (PLEASE ATTACH A VOIDED CHECK OR SAVINGS WITHDRAWAL TICKET)

    Billing Mode:  / /  Monthly  / /  Quarterly  / /  Semi-Annual  / /  Annual

    Please make Purchase Payments to my contract in the amount of $___________ (MINIMUM $100) to commence during the month of ___________________________.
--------------------------------------------------------------------------------
14. PROSPECTUS

/ /  I HAVE received a current prospectus.
/ /  I HAVE NOT received a current prospectus.

--------------------------------------------------------------------------------
SPECIAL REMARKS:



--------------------------------------------------------------------------------
AUTHORIZATION AND ACKNOWLEDGMENT: I (We) declare to the best of my (our) knowledge and belief that all of the answers herein are complete and true. I
(We) agree that this Application shall be part of my (our) Contract issued by
the Company.   Applicants utilizing the Systematic Withdrawal  or Automatic
Purchase Option agree that if any debit/transfer is erroneously received by the bank indicated on their voided check, or is not honored upon presentation, any accumulation units purchased may be cancelled, and I (We) agree to hold the Company harmless from any loss due to such debit/transfer. I (WE) UNDERSTAND THAT ANNUITY PAYMENTS, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

Signed At:__________________________________ Date:______________________________

Signature of                              Signature of
Owner:___________________________________ Joint Owner:__________________________

Signature of
Annuitant:_______________________________ Witness:______________________________
             (IF OTHER THAN OWNER)
--------------------------------------------------------------------------------
AGENT REPORT: I certify to the best of my knowledge and belief that the annuity being applied for:

             / /  does   / / does not replace or change any other annuity or
                             insurance.

Agent's Signature: ____________________ Print Agent's Name:_____________________

Broker/Dealer Name:____________________ Agent Number: __________________________

Branch:________________________________ Phone No. ______________________________

Client Account No:_____________________
--------------------------------------------------------------------------------
AF-2013NY                                                                   7/97